Exhibit 10(aa)

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT
                                      OF
                               RICHARD H. IRVING


     THIS AGREEMENT made and entered into as of this 14th day of February, 2002, by and between BLOUNT INTERNATIONAL, INC. (the "Company") and RICHARD H. IRVING ("Executive");

                             W I T N E S S E T H :


     WHEREAS, the Company and Executive entered into an Employment Agreement, dated as of April 18, 1999 ("Employment Agreement", which Agreement became effective on August 19,1999; and

     WHEREAS, the parties now desire to amend the Employment Agreement in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Employment Agreement, the parties hereby agree to amend the Employment Agreement as follows:

                                      1.

     Section 3(b) is hereby amended effective for fiscal years beginning on and after January 1, 2002, by deleting the present section in its entirety and substituting the following in lieu thereof.

               "(b) Executive shall be eligible to participate in the Executive Management Target Incentive Plan and such other annual incentive plans as may be established by the Company from time to time for its executive officers. The Board, Committee of the Board or the Chief Executive Officer will establish goals each year under the incentive plans, and Executive's annual Target Bonus shall be 50% of Base. Salary; the maximum award for exceeding the performance goals (which will be determined in accordance with the current plan design) shall be 100% of Base Salary. The annual incentive bonus payable under this subsection (b) shall be payable as a lump sum at the time bonuses are paid to other senior


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          executives after certification by the Compensation Committee of the
          Board that the applicable performance objectives have been met, unless Executive elects to defer all or a portion of that amount pursuant to any deferral plan established by the Company for such purpose."

                                      2.

     Except as hereby modified, the provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                                  COMPANY:
                                                  BLOUNT INTERNATIONAL, INC.


                                                  By:
                                                      -------------------------



                                                  EXECUTIVE:


                                                  -----------------------------
                                                  RICHARD H. IRVING






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